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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 23, 2004

                              Cardinal Health, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                1-11373                               31-0958666
       (Commission File Number)            (IRS Employer Identification Number)

                     7000 Cardinal Place, Dublin, Ohio 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.04     Temporary Suspension of Trading Under Registrant's Employee
              Benefits Plans

         On November 23, 2004, in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Cardinal Health, Inc. (the "Company") sent a notice to its directors and executive officers informing them that a temporary suspension of trading in Company stock under certain of the Company's employee benefit plans (also known as a "blackout period") will begin on December 10, 2004 and is expected to end on December 20, 2004. The blackout period is in connection with the Company's transferring the administration of a number of its benefit plans from the current third-party vendor to a new third-party vendor. The Company has advised participants in the plans of the blackout period.

         A copy of the notice is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.01 Notice of Blackout Period to Directors and Executive Officers of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cardinal Health, Inc.
                                         (Registrant)

Date:  November 23, 2004                 By:  /s/ Paul S. Williams
                                              ---------------------
                                              Name: Paul S. Williams
                                              Title: Executive Vice President,
                                                     Chief Legal Officer and
                                                     Secretary


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                                  EXHIBIT INDEX


99.01 Notice of Blackout Period to Directors and Executive Officers of the Company.




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